Exhibit 10.7

AMENDMENT NO. 2 TO AGREEMENT

THIS AMENDMENT NO. 2 TO AGREEMENT (the “Amendment”) is made this 4th day of August, 2006 (the “Effective Date”), by and between Linguagen Corp., a Delaware corporation having a place of business at 2005 Eastpark Boulevard, Cranbury, NJ (hereinafter “Company”), and Albert Einstein Healthcare Network, a non-profit corporation having an address at 5501 Old York Road, Korman 100, Philadelphia, PHA 19141 (hereinafter “AEHN”).

WHEREAS, the Company and AEHN entered into an agreement dated September 30, 2005, as amended by the amendment to the agreement dated June 1, 2006 (collectively, the “Agreement”), which is set to expire on September 30, 2006; and

WHEREAS, the Company and AEHN wish to extend the period of performance of the Agreement until September 30, 2007; and

WHEREAS, pursuant to Article IX of the Agreement, any Amendment to the Agreement must be in writing and signed by all parties to the Agreement.

NOW, THEREFORE, in consideration of the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follow:

1.     Amendment to the Agreement.  As of the Effective Date, unless further extended by mutual written agreement of the parties, the period of performance, as set forth in Article II of the Agreement, is hereby extended and shall expire on September 30, 2007.

2.     Counterparts.  This Amendment may be signed in any number of counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument.

3.     Miscellaneous.  Except as herein modified and amended, all terms and conditions of the Agreement shall remain unchanged and in full force and effect.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned, intending to be legally bound, have duly executed this Amendment as of the Effective Date.

Linguagen Corp.			Albert Einstein Healthcare Network

By:	/s/ Scott Horvitz	By:	/s/ Mary Klein, Ph.D.
	Scott Horvitz		Name:	Mary Klein, Ph.D.
	Chief Financial Officer		Title:	Director, Office of Research and Technology Development